Exhibit 99.1

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2005

CONTENTS

Page
Independent Auditors’ Report	1

Balance Sheets	2 - 3

Statements of Operations	4

Statements of Changes in Stockholder’s Equity	5

Statements of Cash Flows	6

Notes to Financial Statements	7 - 13

INDEPENDENT AUDITORS’ REPORT

To the Stockholder and Members

Selected Franchisee Owned Ruth’s Chris Steak Houses

Baton Rouge, Louisiana

We have audited the accompanying combined balance sheet of Selected Franchisee Owned Ruth’s Chris Steak Houses as of December 31, 2005 and the related combined statements of operations, shareholder’s and member’s deficit and cash flows for the year ended December 31, 2005. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Companies are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Selected Franchisee Owned Ruth’s Chris Steak Houses as of December 31, 2005, and the results of their combined operations and their cash flows for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Baton Rouge, Louisiana

May 11,2006

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

COMBINED BALANCE SHEET

DECEMBER 31, 2005

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$3,529,457
Accounts receivable	62,563
Inventory	715,560
Prepaid expenses	65,000

Total current assets	4,372,580

PROPERTY AND EQUIPMENT
Furniture, fixtures and equipment	1,930,400
Leasehold improvements	3,327,097
Less: Accumulated depreciation	(3,112,789)

Net property and equipment	2,144,708

OTHER ASSETS
Apartment	522,300
Deposits and other	106,515
Cash surrender value of life insurance	68,967

Total other assets	697,782

TOTAL ASSETS	$7,215,070

The accompanying notes are an integral part of this statement.

LIABILITIES AND STOCKHOLDER’S

AND MEMBER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$922,636
Accrued expenses	1,814,890
Related party payable	2,900,000
Deferred revenue	3,053,646
Deferred rent - current portion	64,170

Total current liabilities	8,755,342

Deferred rent - non-current portion	1,959,484

Total liabilities	10,714,826

COMMITMENTS AND CONTINGENCIES	—

STOCKHOLDER’S AND MEMBERS DEFICIT
Capital stock - common, 4,100 shares authorized, 300 issued and outstanding no par value	3,000
Additional paid-in capital	4,000
Retained earnings	99,373
Member capital	(3,606,129)

Total stockholder’s deficit and Member deficit	(3,499,756)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY AND MEMBER’S DEFICIT	$7,215,070

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

COMBINED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005

REVENUE
Restaurant sales	37,109,414

COSTS and EXPENSES
Food and beverage cost	12,563,267
Restaurant operating expenses	16,551,489
Marketing and advertising	757,914
General and administrative	2,570,847
Depreciation and amortization	197,286

Operating income	4,468,611

OTHER INCOME (EXPENSE)
Interest income	86,263
Interest expense	—
Other miscellaneous income (expense)	61,036

NET INCOME	$4,615,910

The accompanying notes are an integral part of this statement.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

COMBINED STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

YEAR ENDED DECEMBER 31, 2005

	Common Stock	Additional Paid-In Capital	Retained Earnings	Member Capital	Total
Balance, December 31, 2004	$3,000	$4,000	$1,232,641	$(3,471,679)	$(2,232,038)
Distributions	—	—	(3,706,680)	(2,176,948)	(5,883,628)
Net income	—	—	2,573,412	2,042,498	4,615,910

Balance, December 31, 2005	$3,000	$4,000	$99,373	(3,606,129)	$(3,499,756)

The accompanying notes are an integral part of this statement.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

COMBINED STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,615,910
Adjustments to reconcile net income to net cash provided by operations:
Depreciation and amortization	197,286
Changes in operating assets and liabilities:
Accounts receivable	(27,647)
Inventory	(24,824)
Prepaid expenses	136,229
Accounts payable	81,455
Accrued expenses	880,027
Deferred revenue	521,607
Deferred rent	(24,476)

Net cash provided by operating activities	6,355,566

CASH FLOWS FROM INVESTING ACTIVITIES
Increase in cash surrender value of life insurance	(941)

Net cash used in investing activities	(941)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholders	(5,883,628)
Net advances to related parties	(1,305,000)

Net cash used in financing activities	(7,188,628)

NET DECREASE IN CASH	(834,003)

CASH AT BEGINNING OF YEAR	4,363,460

CASH AT END OF YEAR	$3,529,457

The accompanying notes are an integral part of this statement.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

The entities included in the accompanying combined statements all have a common owner and all operate in the restaurant business under franchise agreements with Ruth’s Chris Steak House, Inc. The entities include: Prime Steak – Chicago, Inc. located in Chicago, Illinois; Prime Steak - Northbrook, LLC located in Northbrook, Illinois; Prime Steak - Jacksonville, LLC located in Jacksonville, Florida; Prime Steak - Troy, LLC located in Troy, Michigan; Prime Steak - Ponte Vedra, LLC located in Ponte Vedra Beach, Florida; Prime Steak - Memphis, Inc. located in Memphis, Tennessee; and Bekmet, Inc. located in Nashville, Tennessee (collectively the Companies).

Principles of Combination

The combined financial statements include the financial statements of all of the entities listed in the preceding paragraph. All significant inter-company balances and transactions have been eliminated in combination.

Cash Equivalents

For purposes of the consolidated statements of cash flows, the Companies consider all highly-liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consist primarily of house charges. Credit is extended where the risk of non-payment is low. Receivables are monitored on a monthly basis and uncollectible accounts, if any, are written off promptly. Accounts are considered past due based on their contractual terms. No reserve for uncollectible accounts was deemed necessary at December 31, 2005.

Inventories

Inventories consisting of food, beverages, and supplies are stated at the lower cost or market; cost is determined using the first-in, first-out method.

Property and Equipment

Property and equipment are stated at cost. Expenditures for improvements and major renewals are capitalized, and minor replacement, maintenance, and repairs are charged to expense. Depreciation is computed on a straight-line basis over the estimated useful life of the assets. Leasehold improvements are amortized on the straight-line basis over the shorter of the lease term or the estimated useful life of the assets. The estimated useful lives for the assets are as follows: Equipment, 5 years; Furniture and Fixtures, 5 to 7 years; Computer Equipment, 3 years; Leasehold Improvements, 10 to 20 years.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS (continued)

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the impairment or Disposal of Long-Lived Assets, long lived assets, such as property, plant and equipment, and purchased intangibles subject to amortization are reviewed for the impairment on a restaurant-by-restaurant basis whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the assets exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or the fair value less costs to sell, and are no longer depreciated.

Rent

Certain of the Companies’ operating leases contain predetermined fixed escalations of the minimum rent during the term of the lease. For these leases, the Companies recognize the related rent expense on a straight-line basis over the life of the lease and records the difference between amounts charged to operations and amounts paid as deferred rent.

Additionally, certain of the Companies’ operating leases contain clauses that provide additional contingent rent based on a percentage of sales greater than certain specified target amounts. The Companies recognize contingent rent expenses prior to the achievement of the specified target that triggers the contingent rent, provided achievement of that target is considered probable.

Marketing and Advertising

Marketing and advertising costs are recorded as expense in the period incurred.

Insurance Liability

The Companies maintain various policies for workers’ compensation, employee health for one location, general liability and property damage. The Companies are only responsible for losses up to their deductibles, which range from $2,500 to $10,000.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS (continued)

Income Taxes

Prime Steak – Chicago, Inc., Prime Steak – Memphis, LLC, and Bekmet, Inc.’s stockholder has elected under Subchapter “S” of the Internal Revenue Code and similar state statutes, for the Companies’ income to be taxed to the stockholder for income tax purposes. Therefore, there is no provision for federal income tax. The state income tax, considered insignificant, is charged to expense as paid.

Prime Steak – Northbrook, LLC, Prime Steak – Jacksonville, LLC, Prime Steak – Troy, LLC, and Prime Steak – Ponte Verde, LLC are all treated as a partnership for tax purposes and as such, all earnings are taxed to the members’ individual tax returns. Therefore, there is no provision for income tax.

Revenue Recognition

Revenue from restaurant sales is recognized when food and beverage products are sold. Deferred revenue primarily represents the Companies’ liabilities for gift cards that have been sold, but not yet redeemed, and is recorded as the expected redemption value. When the gift cards are redeemed, the Companies recognize restaurant sales and reduce the deferred revenue. The expected redemption value of the gift cards represents the full value of all gift cards issued.

Use of Estimates

The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate the value:

•	The carrying amount of cash and cash equivalents, receivables, prepaid expenses, accounts payable and accrued expenses and other current and long-term liabilities are a reasonable estimate of their fair values.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

2.	OTHER ASSETS

Deposits and other assets consist of the following:

Deposits	$25,000
Liquor licenses	30,689
Franchise Fees	50,826

$106,515

3.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accrued expenses consist of the following:

Sales and use tax payable	$263,305
Accrued payroll	248,639
Accrued payroll taxes	816,196
Other accrued expenses	486,750

$1,814,890

4.	FRANCHISE AGREEMENT

The Companies operates under a franchise agreement as discussed in Note 1. The term of the agreement is ten years with renewal options available. Initial amounts are paid to the franchisor for franchise rights and are amortized to expense over the initial term of the agreement. The agreement stipulates that 5% of gross sales be paid currently as a franchise fee. This fee amounted to approximately $1,845,000 in 2005.

5.	LEASES

The Companies’ restaurants operate in leased premises. Remaining lease terms range from approximately 7 to 16 years, including anticipated renewal options. The leases generally provide for minimum annual rental payments and are subject to escalations based upon increases in the Consumer Price Index, real estate taxes, and other costs. In addition, certain leases contain contingent rental provisions based upon the sales of the underlying restaurants. Certain leases also provide for rent deferral during the initial term of such lease and/or scheduled minimum rent increases during the terms of the leases and for leasehold improvement incentives. For financial reporting purposes, rent expense is recorded on a straight-line basis over the life of the lease.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

5.	LEASES (continued)

The leasehold improvement incentives have been recorded as deferred rent and are amortized as a reduction to lease expense over the lease term. Accordingly, included in long-term liabilities in the accompanying combined balance sheet are related to such rent deferrals and the pro rata portion of scheduled rent increases of approximately $1,959,000 net of the current portion included in current liabilities of $64,000.

Base rent expense was approximately $1,499,000 and contingent rent was $584,000 for 2005. Estimated future minimum lease payments under these non-cancelable leases are as follows for the years ended December 31:

2006	1,360,718
2007	1,375,601
2008	1,399,082
2009	1,426,236
2010	1,442,801

$7,004,438

The Companies are liable under various letters of credit issued by banks pursuant to these lease agreements for a total of $250,000.

One of the companies entered into a license agreement for additional operating space with its lessor which terminated on July 31, 2004. Beginning August 1, 2004, that company leases the space on a month-to-month term. The license provides for a license fee based on an annual amount of $16,000, payable in monthly installments.

6.	COMMITMENTS and CONTINGENCIES

The Companies currently buys most of its beef from one supplier. Although there are a limited number of beef suppliers, management believes that other suppliers could provide similar product on comparable terms. A changed in suppliers, however, could cause supply shortages and a possible loss of sales, which would affect operating results adversely.

The Companies are subject to other various claims, possible legal actions, and other matters arising in the normal course of business. Management does not expect disposition of these other matters to have a material adverse effect on the financial position, results of operations or liquidity of the Companies.

SELECTED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

7.	RELATED PARTY TRANSACTIONS

The Companies are related to each other by mutual ownership of their stockholder and have the following transactions and balances with the management company also owned by the stockholder. These balances are non-interest bearing.

2005
Balance of net receivable at beginning of year	$4,205,000
Net repayments	(1,305,000)

Balance of net payable at end of year	$2,900,000

Management fees paid	$2,546,029

8.	CONCENTRATION OF CREDIT RISK

The Companies maintains cash balances at several financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. As of December 31, 2005, the Company’s cash balances did not exceed the FDIC limit.

9.	LIFE INSURANCE

One of the locations is the owner of a $375,000 life insurance policy on its stockholder. The policy is split dollar and the Company’s interest is the premiums paid. This interest is carried at cash surrender value in accordance with accounting principles generally accepted in the United States of America. The Company has recorded as an asset the net cash values of this policy in the amounts of $68,967 for 2005.

10.	OFF- BALANCE SHEET ARRANGEMENTS

In December 2003, the FASB issued revised FASB interpretation 46 (FIN 46R), “Consolidation of Variable Interest Entities.” FIN 46R required certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support. The consolidation requirements of FIN 46R apply to variable interest entities for the fiscal years beginning after December 15, 2004, unless the variable interest entity was created after December 31, 2003, in which case, FIN 46R is immediately effective for the entity. The Companies have adopted FIN 46R for the year ended December 31, 2005.

SELECETED FRANCHISEE OWNED RUTH’S CHRIS STEAK HOUSES

NOTES TO FINANCIAL STATEMENTS

10.	OFF- BALANCE SHEET ARRANGEMENTS (continued)

The Companies have determined that a related party management company, related through common ownership, is a variable interest entity. The Companies have a variable interest in the management company due to the fact that the Companies have guaranteed the debt of the management company. The Companies have further determined that they are not the primary beneficiary of the management company and consolidation would not be required. The balance of the guaranteed debt was $6,416,667 at December 31, 2005.

11.	SUBSEQUENT EVENTS

Subsequent to year-end the common owner entered into a definitive agreement to sell the seven restaurants included in the accompanying combined financial statements for $37,000,000 to Ruth’s Chris Steak House, Inc.